UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 23, 2024

NORTHERN OIL AND GAS, INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-33999	95-3848122
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4350 Baker Road, Suite 400 Minnetonka, Minnesota	55343
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code   (952) 476-9800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	NOG	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders

At the Annual Meeting of Stockholders (the “Annual Meeting”) of the Company held on May 23, 2024, the stockholders voted on the following proposals. Each proposal is described in detail in the definitive proxy statement relating to the Annual Meeting.

Proposal One - Election of Directors
The following directors were elected based on the votes listed below:

Director Nominee	For	Withheld	Broker Non-Votes
Bahram Akradi	85,106,569	1,611,255	8,089,820
Lisa Bromiley	85,767,670	950,154	8,089,820
Roy Easley	86,466,396	251,428	8,089,820
Michael Frantz	85,719,243	998,581	8,089,820
William Kimble	85,687,963	1,029,861	8,089,820
Jack King	85,523,738	1,194,086	8,089,820
Stuart Lasher	85,816,782	901,042	8,089,820
Jennifer Pomerantz	77,110,195	9,607,629	8,089,820
Proposal Two - Ratification of the Appointment of Deloitte & Touche LLP as our Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2024

The stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024, based on the votes listed below:

For	Against	Abstain
94,511,720	268,620	27,304
Proposal Three - To add Shares to and Approve an Amendment to our Restated Certificate of Incorporation
The stockholders approved the amendment to our Restated Certificate of Incorporation based on the votes listed below:

For	Against	Abstain
94,045,483	650,109	112,052
Proposal Four - Nonbinding Advisory Vote to Approve the Compensation of the Named Executive Officers
The stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement relating to the Annual Meeting based on the votes listed below:

For	Against	Abstain	Broker Non-Votes
71,958,025	14,111,452	648,347	8,089,820

The above proposals submitted to vote of security holders at the Annual Meeting are described in more detail in the Company’s proxy statement relating to the Annual Meeting.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 28, 2024	NORTHERN OIL AND GAS, INC. By /s/ Erik J. Romslo Erik J. Romslo Chief Legal Officer and Secretary